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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.   20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 29, 2005


                          OHIO CASUALTY CORPORATION
           (Exact name of registrant as specified in its charter)

           OHIO                       0-5544                  31-0783294
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)

                    9450 Seward Road, Fairfield, Ohio  45014
              (Address of principal executive offices)(Zip Code)

                              (513) 603-2400
             (Registrant's telephone number, including area code)

                              Not Applicable
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. Entry into a Material Definitive Agreement
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(a)  On September 29, 2005, the Board of Directors of The Ohio Casualty
     Insurance Company (the "Company") approved The Ohio Casualty Insurance Company Officer Deferred Compensation Plan (the "Plan".) The Plan will be effective January 1, 2006 and will be available to officers whose annual base pay as of the beginning of a calendar year exceeds the compensation limit imposed by Section 401(a)(17) of the Internal Revenue Code for the purpose of calculating benefits payable under qualified pension plans ($215,000 for 2006.) The Plan allows eligible officers to defer up to 50% of base pay and 50% of any annual incentive bonus and/or performance bonuses into an unfunded plan whose assets will be held in a Rabbi Trust and invested in mutual funds. Distributions from the Plan will occur six (6) months following the termination of a participant's employment in the form of lump sum, five (5) year annual installments or 10 (ten) year annual installments or an in-service distribution on a particular date as chosen by the Participant.










                                   SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       OHIO CASUALTY CORPORATION
                                       -------------------------
                                               (Registrant)






October 5, 2005                        /s/Debra K. Crane
                                       --------------------------------------
                                       Debra K. Crane, Senior Vice President,
                                         General Counsel and Secretary










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